Exhibit 10.1

                             ASSIGNMENT AGREEMENT

   THIS ASSIGNMENT AGREEMENT (the "Agreement") is made and entered into effective as of the 1st day of February, 2010, by and among Equity Capital Group, Inc., Grupo Mandarin, S.A., and Marcus A. Luna, Esq., on the one hand (Collectively referred to herein as the "Assignors"), and Nevada Processing Solutions, a Nevada corporation, on the other hand ("NEPR" or "Company").

   WHEREAS, Assignors are the legal title holders to certain intellectual property, including the "MMAX Mixed Martial Arts Xtreme" video assets and trademarks which were acquired pursuant to a non-judicial foreclosure in April of 2009 from a now-defunct private entity, and intellectual property assets separately developed under the "Macho TV" trademark and "Campeon Mmaximo" brand;

   WHEREAS, the assets being assigned hereby are not being commercially utilized and there are no current business operations inasmuch as the Assignors have no further intent of committing any resources or funding to the assets or possible business operations relating thereto;

   WHEREAS, there exists a business opportunity under the control of the Company to commercialize the assets and finance a going concern business relating to and utilizing the assets, including the assignment of non-performing contracts relating to the assets to the Company;

   WHEREAS, Assignors desire to transfer the assets to the Company for the purpose of allowing the public company the opportunity to commercialize the assets. Assignors believe that successful commercialization of the assets will require substantial additional funding and resources which Assignors are unwilling to commit and without such additional funding, the assets may be underutilized or not be commercialized at all; and

   WHEREAS, the Company desires to acquire the assets being assigned for the purpose of commercializing the existing assets and operating a new business consistent with the assets through further development of the business plan and operation of the Company as a media production and live events promoter;

   NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Irrevocable Assignment of Intellectual Property Rights,
     Non-Operating Assets.
     -------------------------------------------------------

   The parties hereto acknowledge and intend that by entering into this Agreement, that the following Assigned Intellectual Property and Assets as
                              -----------------------------------------
herein further defined, shall be irrevocably and completely transferred assigned from the legal title holders, identified hereinabove as the "Assignors" to and into the legal name and title of the Company, as the assignee thereof, the following properties, both intellectual and personal in nature, as herein fully defined: (i) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, and all rights to enforce any patents and collect damages and royalties for past and future infringement, (ii) all copyrightable and copyright works, all copyrights, and all applications, registrations, and renewals in connection therewith, (iii) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, designs, drawings, specifications, prototypes, technical data, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (iv) all computer software, (v) all database rights, (vi) all design rights and registered designs and all documentation and media constituting or describing any of the foregoing and all copies and tangible embodiments thereof (in whatever form or medium and whether or not any of the foregoing is registered); and (vii) all other proprietary rights, including all moral rights, pertaining to any product or service designed, manufactured, sold, distributed, marketed, used, performed, employed or exploited, and all rights or forms of protection of a similar nature or having equivalent or similar effect to any of those which may subsist anywhere in the world.

   Specifically, this assignment includes all Assigned Intellectual and Personal Property Assets identified as certain video copyrights and related intellectual property, developed under the trademarked name "Mixed Martial Arts Xtreme", its acronym, "MMAX", and the corporate logo, which are registered with the USPTO under trademark Reg. No. 3,677,146, and trademark application Serial No. 77592631, which was issued a Notice of Allowance by the USPTO on July 7, 2009, and is currently in the final document submission phase awaiting issuance of the Trademark Registration Number. Similarly, the "Macho TV" Trademark application Serial No. 77728776 has also been submitted and issued a Notice of Allowance by the USPTO on December 1, 2009, with final documentation pending and to be completed by the Company as assignee of the Assigned Intellectual Property and Assets. In addition to the Trademarks assigned to the Company, the assets assigned hereby include full ownership of all MMAX intellectual property and film assets, including all raw, semi-edited and edited video footage developed from live mixed martial arts event productions filmed in Mexico, all produced MMAX Fights television series in two hour, one hour and thirty minute formats, all semi-produced, unedited, and edited MMAX Fights footage, the MMA reality television series produced under the name "Campeon Mmaximo". Collectively, the video assets comprise over five hundred video tapes, dvd's, and hard drive digital copies and originals, which themselves comprise several thousand hours of raw, unedited video footage sourced from live event promotions under the branded names "Mixed Martial Arts Xtreme" "MMAX" "MMAX Fights" "MMAX Live" "MMAX Underground" "MMAX on the Beach" "Chicas MMAX" and "Campeon Mmaximo" and 39 separate episodes of the one hour MMAX Fights television series in Spanish, along with 12 one hour episodes of "Campeon Mmaximo" the related reality television series, also filmed in Mexico in Spanish. Included in the assignment, are the MMAX Xtreme, MMAX Fights, and Macho TV trademarks, MMAX, MMAFIA and Takikardia merchandising concepts and rights, which can be developed into soft goods merchandising such as clothing, t-shirts, board shorts, caps and other branded goods such as toys, action figures and sports gear, including the right to license the name "MMAX" to gymnasiums as a mixed martial arts training center. Finally, in addition to the listed assets, the assignment includes the right to the live event mixed martial arts fight promotion business concept previously operated by the prior foreclosed upon business under the trademarked "MMAX Xtreme" and related "MMAX Fights" brands, all related websites, including "www.mmaxfights.tv", and all other related assets, including the computer equipment and hard drives on which the intellectual property is stored. All of these assets are collectively referred to hereafter as the "MMAX Assets".

   This assignment is effective as of the date of this Agreement, which is February 1, 2010. This assignment is irrevocable and is made to the Company by the Assignors without recourse and there are no remaining rights, claims or other interest held or retained by the Assignors, or any other related entities.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

ASSIGNORS

/s/ Marcus A. Luna, Esq.
------------------------
By: Marcus A. Luna, Esq., individually and as Attorney-In-Fact for the
    Secured Creditors


NEVADA PROCESSING SOLUTIONS

  /s/ J. Chad Guidry
-------------------------------------
By:   J. Chad Guidry
Its:  President


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